Exhibit 10.28

AMENDMENT TO CREDITOR CONVERSION AGREEMENT

THIS AMENDMENT (the "Amendment") is made as of October 14, 2024, by and between SCANTECH IDENTIFICATION BEAM SYSTEMS LLC ("ScanTech") and Azure LLC ("Creditor").

WHEREAS, ScanTech and Creditor are parties to that certain Creditor Conversion Agreement dated 11 December 2023 (the "Agreement");

WHEREAS, the parties desire to amend certain terms of the Agreement;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties agree as follows:

1. Share Allocation. Section 3 of the Agreement is hereby amended to provide that Creditor shall receive the number of membership units of ScanTech required to convert at the Conversion Ratio (as defined in the Business Combination Agreement, as amended) into 743,920 shares of Pubco Common Stock at the Closing of the Company Merger (the “Conversion Shares”), based on the value of the Pubco Common Stock at the present Conversion Ratio of $9.87.

2. Extension of Deadline. Section 14 of the Agreement is hereby amended to replace "May 1, 2024" with "December 31, 2024".

3. No Other Changes. Except as expressly amended hereby, the Agreement remains in full force and effect.

[ THIS SPACE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE TO FOLLOW. ]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SCANTECH IDENTIFICATION BEAM SYSTEMS, LLC

By:	/s/ Dolan Falconer
Dolan Falconer
Chief Executive Officer

Azure LLC

By:	/s/ John Redmond
John Redmond, Manager
Creditor

[ Signature Page to Amendment to Creditor Conversion Agreement ]

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